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                              ING SERIES FUND, INC.
                               ING Technology Fund


                       Supplement Dated December 17, 2003
                            To ING Technology Fund
              Class A, B, and C, Class I and Class O Prospectuses
                           Dated September 30, 2003


1) On December 17, 2003, the Board of Directors (the "Board") of ING Series Fund, Inc. approved a special meeting of shareholders to be held during the first quarter of 2003 to approve a change in sub-adviser of ING Technology Fund (the "Fund") from AIC Asset Management, LLC to BlackRock Advisors, Inc. ("BlackRock"). Effective January 1, 2004, BlackRock will begin acting as sub-adviser to the Fund under an interim sub-advisory agreement. In connection with the change in sub-adviser, the Board has also approved changes to the name and non-fundamental investment strategy and policies of the Fund. If shareholders approve the change in sub-adviser, the Board has approved the following changes to the Fund: (1) a name change to ING Global Science and Technology Fund,(2) strategy and policy changes in which the Fund will become a global fund investing 80% of its assets in common stocks and securities convertible into common stock of companies in the science and technology sectors.

2) This supplement serves as notification of the proposed Sub-Adviser, Fund name, and investment strategy and policy changes.


            PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE